UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09523

Electric City Funds, Inc.

(Exact name of registrant as specified in charter)

1292 Gower Road

 Glenville,  NY 12302

(Address of principal executive offices)(Zip code)

Jim Denney

1292 Gower Road
Glenville, NY 12302

(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 370-0289

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Electric City Value Fund

ANNUAL REPORT

August 31, 2009

ELECTRIC CITY FUNDS

PORTFOLIO MANAGEMENT DISCUSSION

Electric City Value Fund

August 31, 2009

On August 31, 2009, the Electric City Value Fund (“ECVFX” or “Fund”) had 41 holdings, in addition to cash and equivalents. The audited net asset value was $10.55 per share. During the twelve-month period ended August 31, 2009, the Fund’s total return was -13.95% versus total returns of -18.25% for the Standard & Poor’s 500 Index and

-18.62% for the Russell 3000® Index. Since the Fund’s inception on December 30, 1999, through August 31, 2009, the Fund’s total return was 20.00% versus total returns of -16.53% for the Standard & Poor’s 500 Index and -10.75% for the Russell 3000® Index. Please refer to the “Performance Illustration” section for additional total return details and disclosures.

During the fiscal year, some of the largest positive contributors to Fund performance were Dow Chemical, Freeport McMoran Copper & Gold, United Technologies, Sigma Aldrich, and Emerson Electric. The positive contributions generally appear to be based on company specific issues.  Detractors to the Fund’s performance came from the Fund’s holdings of Stockhouse, Versant, Landec, American International Group and Tejon Ranch. The negative contributions generally appear to be based on company specific issues.

During the fiscal year the economy has faced negative headwinds, including negative GDP (Gross Domestic Product) growth, reduced residential real estate pricing and building activity, reductions in consumer spending and tight business and consumer credit conditions. Additionally, domestic equity markets have deteriorated over the period, decreasing substantially during the first half of the fiscal year, followed by a substantial rebound during the back half of the fiscal year. Collectively, these factors appear to have negatively impacted the Fund’s performance.

During the past year portfolio turnover was 52.65%. This is somewhat higher than normal for the Fund, but still much lower than the typical domestic equity mutual fund. During the prior four fiscal years portfolio turnover averaged 23.53%, and ranged between 10.79% and 31.87%. In general, low turnover has the potential to be beneficial as “friction” costs; capital gains taxes, commissions, and the trading impact of bid/ask spreads, are often less costly for low versus high turnover funds.

Portfolio Information

Major Portfolio Changes

During the fiscal year the Fund initiated and closed out positions in the following equity securities:

Initiated	Initiated cont.	Closed Out
American International Group Coca Cola Colgate Dow Chemical Emerson Electric Freeport McMoran Copper & Gold Johnson & Johnson	Nike PHH RYDEX 2x S&P 500 ETF Sigma Aldrich Trustco Bank NY United Technologies	American International Group Rohm & Haas Schering Plough Trustco Bank NY

Initiated positions do not include positions that were established as a result of a spin-off, merger or other transaction relating to a security holding established prior to the beginning of the fiscal year.

Top Ten Equity Holdings (41.78% of Fund Assets)

1. Versant	6. Home Depot
2. Microsoft	7. Berkshire Hathaway
3. Landec	8. PPG Industries
4. Steiner Leisure	9. Bemis
5. Tejon Ranch	10. Superior Industries International

A complete list of the fund’s holdings is available for your review on the accompanying Schedule of Investments.

Investment Strategy

The Electric City Value Fund seeks to build shareholder wealth by investing in companies that exhibit the potential for significant increases in total return. While the Fund will generally use a “buy and hold” investment strategy, the Fund may occasionally invest on a short-term basis.

The Fund invests in common stocks without restrictions regarding market capitalization and normally invests at least 80% of the Fund’s total assets in common stocks or securities convertible into common stocks. Additionally, the Fund holds at least 80% of the total value of the common stocks in a core position of no more than 40 companies.

The Fund seeks to identify and invest in companies which exhibit some or all of the following criteria:

*

solid financial condition;

*

consistent earnings and/or dividend history;

*

company or industry group is temporarily out of favor;

*

undervalued or overlooked assets;

*

favorable insider ownership trends;

*

not widely owned or followed by institutional investors;

*

experienced or is likely to experience a triggering event that may cause an increase in value.

Examples of a trigger for a possible increase in value include:

*

a change in corporate structure;

*

a change in a company’s key management;

*

initiating or increasing an authorized buy-back of a company’s own stock;

*

apparent corporate efforts to take advantage of business opportunities;

*

increased following by securities analysts and institutional investors;

*

beneficiary of a long term demographic or economic trend;

*

beneficiary of change in government policy or regulations.

No consideration is given to benchmark allocations of individual companies or sectors; therefore the Fund’s performance may vary considerably from benchmark returns. From our perspective, we are investing in a “market of stocks” not the “stock market”.

The views, opinions and data in the portfolio management discussion and this report were current as of August 31, 2009, and are subject to change. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the portfolio manager reserves the right to change his views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ELECTRIC CITY VALUE FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2009 (UNAUDITED)

Comparison of change in value of a $10,000 investment in

Electric City Value Fund

and Standard & Poor’s 500 Index and Russell 3000 Index

20,000
15,000
10,000
5,000
-
Aug-99
Aug-00
Aug-01
Aug-02
Aug-03
Aug-04
Aug-05
Aug-06
Aug-07
Aug-08
Aug-09
Inception Date
12/30/1999
$12,000
$8,925
$8,347
Electric City Value Fund
Russell 3000
S&P 500

*Period beginning December 30, 1999

(Electric City Value Fund’s commencement of operations)

1. Dividends reinvested into asset/index.

2. The Standard & Poor's 500 Stock Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

3. The Russell 3000® Index ("Russell 3000") is constructed in a manner designed to represent the broad U.S. equity universe. The Russell 3000 consists of the 3000 largest publicly listed U.S. companies, representing about 98% of the total capitalization of the entire U.S. stock market. The figures for the Russell 3000 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-800-453-6556.

ELECTRIC CITY VALUE FUND

Portfolio Illustration

August 31, 2009 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Electric City Value Fund
	Schedule of Investments
	August 31, 2009

Shares/Principal Amount		Market	% of Net
		Value	Assets
COMMON STOCKS - 78.63%
Agricultural Services
6,375	Pet DRx Corp. *	$ 3,506	0.16%

Aircraft Engines & Engine Parts
620	United Technologies Corp.	36,803	1.68%

Beverages
750	Coca Cola Co.	36,578	1.67%

Computer Programming Services
4,200	Bitstream, Inc. *	21,336	0.98%

Converted Paper & Paperboard Products
2,003	Bemis Co. Inc.	53,260	2.44%

Electronic & Other Electrical Equipment
1,170	Emerson Electric Co.	43,138
300	General Electric Co.	4,170
		47,308	2.16%

Fire, Marine, and Casualty Insurance
900	Allstate Corp.	26,451
20	Berkshire Hathaway, Inc. Class B *	65,720
		92,171	4.21%
Investment Advice
1,100	Invesco Ltd. ADR	22,825
501	Value Line, Inc.	14,774
		37,599	1.72%
Men's & Boy's Furnishings, Work Clothing and Garments
1,500	Cintas Corp.	41,160	1.88%

Metal Mining
700	Freeport McMoran Copper & Gold, Inc.	44,086	2.02%

Miscellaneous Business Credit Institutions
1,000	PHH Corp. *	21,260	0.97%

Miscellaneous Fabricated Textile Products
14,200	Decorator Industries, Inc. *	11,928	0.55%

Motor Vehicle Parts and Accessories
3,600	Superior Industries International, Inc.	51,192	2.34%

Natural Gas Transmission
450	National Grid Plc. (United Kingdom) ADR	21,641	0.99%

Paperboard Mills
10,550	Mod-Pac Corp. *	25,847	1.18%

Paints, Varnishes, Lacquers, Enamels, and Allied Products
1,000	PPG Industries Inc.	55,400	2.53%

Perfumes, Cosmetics, & Other Toilet Preparations
510	Colgate Palmolive Co.	37,077	1.70%

Petroleum Refining
600	Marathon Oil Corp.	18,522	0.85%

Pharmaceutical Preparations
620	Johnson & Johnson	37,473	1.71%

Plastics Material Synthetic Resins, and Nonvulcanizable Elastomers
2,000	Dow Chemical Co.	42,580
17,900	Landec Corp. *	109,369
		151,949	6.95%
Real Estate
3,000	Tejon Ranch Co. *	76,710	3.51%

Retail - Eating Places
500	McDonalds Corp.	28,120	1.29%

Retail - Lumber and Other Building Materials Dealers
2,500	Home Depot, Inc.	68,225	3.12%

Rubber and Plastics Footwear
375	Nike, Inc.	20,771	0.95%

Services - Business Services
5,320	Onvia, Inc. *	30,750
1,500,000	Stockhouse, Inc. *	45,000
		75,750	3.46%
Services - Personal Services
3,200	Steiner Leisure, Ltd. (Bahamas) *	106,304	4.86%

Services - Prepackaged Software
6,500	Microsoft Corp.	160,225
11,000	Versant Corp. *	167,090
		327,315	14.97%
State Commercial Banks
1,240	Wilmington Trust Corp.	17,397	0.80%

Surgical and Medical Instruments and Apparatus
700	3M Co.	50,470	2.31%

Watches, Clocks, Clockwork Operated Devices and Parts
300	Movado Group, Inc.	3,855	0.18%

Water Transportation
600	Alexander & Baldwin, Inc.	17,220	0.79%

Wholesale - Chemicals & Allied Products
875	Sigma Aldrich Corp.	44,450	2.03%

Wholesale - Groceries & Related Products
1,440	Sysco Corp.	36,706	1.68%

TOTAL COMMON STOCKS (COST $2,007,141)		1,719,389	78.63%

WARRANTS
15,000	Pet DRx Corp. *	150

TOTAL WARRANTS (Cost $17,550)		150	0.01%

EXCHANGE TRADED FUND
100	Rydex 2X S&P500	2,752

TOTAL EXCHANGE TRADED FUND (Cost $1,359)		2,752	0.13%

SHORT-TERM INVESTMENT
460,534	Fidelity Money Market Portfolio Select Class 0.42% (a)	460,534

TOTAL SHORT-TERM INVESTMENT (Cost $460,534)		460,534	21.06%

	Total Investments (Cost $2,486,584)	2,182,825	99.81%

	Other Assets Less Liabilities	4,112	0.19%

	Net Assets	$ 2,186,937	100.00%

ADR - American Depository Receipt
* Non-income producing security during the period
(a) Variable rate security: the coupon rate shown represents the yield at August 31, 2009.
The accompanying notes are an integral part of these financial statements.

Electric City Value Fund
Statement of Assets and Liabilities
August 31, 2009

Assets:
Investments in Securities, at Value (Cost $2,486,584)	$ 2,182,825
Receivables:
Dividends and Interest	4,288
Total Assets	2,187,113
Liabilities:
Due to Advisor	176
Total Liabilities	176
Net Assets	$ 2,186,937

Net Assets Consist of:
Paid In Capital	$ 2,464,808
Accumulated Undistributed Realized Gain on Investments	25,888
Unrealized Depreciation in Value of Investments	(303,759)
Net Assets, for 207,244 Shares Outstanding	$ 2,186,937

Net Asset Value Per Share	$ 10.55

The accompanying notes are an integral part of these financial statements.

Electric City Value Fund
Statement of Operations
For the year ended August 31, 2009

Investment Income:
Dividends	$ 27,515
Interest	8,279
Total Investment Income	35,794

Expenses:
Administrative Fees (Note 3)	20,824
Advisory Fees (Note 3)	19,783
Total Expenses	40,607

Net Investment Loss	(4,813)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	15,803
Net Change in Unrealized Depreciation on Investments	(419,090)
Net Realized and Unrealized Loss on Investments	(403,287)

Net Decrease in Net Assets Resulting from Operations	$ (408,100)

The accompanying notes are an integral part of these financial statements.

Electric City Value Fund
Statements of Changes in Net Assets

	Years Ended
	8/31/2009	8/31/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (4,813)	$ (5,812)
Net Realized Gain on Investments	15,803	169,514
Unrealized Depreciation on Investments	(419,090)	(1,005,737)
Net Decrease in Net Assets Resulting from Operations	(408,100)	(842,035)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(177,893)	-
Total Dividends and Distributions Paid to Shareholders	(177,893)	-

Capital Share Transactions (Note 6)	9,210	(261,069)

Total Decrease in Net Assets	(576,783)	(1,103,104)

Net Assets:
Beginning of Period	$ 2,763,720	$ 3,866,824

End of Period (Includes Undistributed Net Investment Loss of $0
and $0, Respectively)	$ 2,186,937	$ 2,763,720

The accompanying notes are an integral part of these financial statements.

Electric City Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	8/31/2009	8/31/2008	8/31/2007	8/31/2006	8/31/2005

Net Asset Value, at Beginning of Period	$ 13.51	$ 17.44	$ 15.57	$ 15.24	$ 13.57

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)	(0.03)	0.01	0.02	(0.03)
Net Gain on Securities (Realized and Unrealized)	(2.02)	(3.90)	2.26	0.31	1.77
Total from Investment Operations	(2.04)	(3.93)	2.27	0.33	1.74

Distributions:
Net Investment Income	-	-	(0.08)	-	-
Realized Gains	(0.92)	-	(0.32)	-	(0.06)
Return of Capital	-	-	-	-	(0.01)
Total from Distributions	(0.92)	-	(0.40)	-	(0.07)

Net Asset Value, at End of Period	$ 10.55	$ 13.51	$ 17.44	$ 15.57	$ 15.24

Total Return **	-13.95%	-22.53%	14.53%	2.17%	12.80%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,187	$ 2,764	$ 3,867	$ 3,459	$ 3,505
Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.23)%	(0.18)%	0.06%	0.16%	(0.19)%
Portfolio Turnover	52.65%	31.87%	28.42%	10.79%	23.02%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

ELECTRIC CITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2009

1.) ORGANIZATION:

Electric City Funds, Inc. (the “Company”) is a diversified, open-end management investment company. The Company was organized in Maryland as a corporation and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is one series authorized by the Company, the Electric City Value Fund (the “Fund”).

The Fund commenced investment operations on December 30, 1999.  The Fund's primary investment objective is to build shareholder wealth by maximizing the total return of the Fund’s portfolio.

2.) SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION:

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

As specified in Financial Accounting Standards Board (FASB) Statement No. 168, the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, effective September 15, 2009 the Financial Accounting Standards Board (FASB) Accounting Standards Codification (FASC) became the authoritative source of generally accepted accounting principles (GAAP) recognized by the FASB. As of this effective date, all accounting and reporting standards under GAAP are superseded.

The Fund intends to invest in a wide variety of equity and debt securities.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Short-term investments are valued at amortized cost, which approximates market.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.  Factors that are considered when determining fair value include:

General factors to be considered by the Adviser in determining a valuation method for a               particular security shall include but not be limited to

(a.)

the fundamental analytical data relating to the investment;

(b.)

the nature and durations of restrictions (if any) on the disposition of the security, and;

(c.)

an evaluation of the forces which influence the market in which the security is purchased and sold

Specific factors to be considered by the Adviser in determining a valuation method for a particular security shall include:

(d.)

type of security

(e.)

financial statements of the issuer of the security

(f.)

cost at date of purchase

(g.)

size of holdings in the security

(h.)

discount from market value of unrestricted securities of the same general type as the subject security at the time of purchase and at time of valuation

(i.)

special reports relating to the security prepared by analysts

(j.)

information relating to transactions and/or offerings with respect to the security

(k.)

existence of merger proposals or tender offers affecting the security

ELECTRIC CITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2009

(l.)

extent and price of public trading in similar securities of the issuer or comparable companies, and

(m.)

any other reasonably ascertainable relevant matters.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.

As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs  to  the valuation of an asset or liability.  The three-tier hierarchy of inputs is summarized below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2009:

Investments in Securities:

(Assets)	Level 1	Level 2	Level 3	Total
Equity Securities	$1,719,389	-	-	$1,719,389
Exchange Traded Fund	2,752	-	-	2,752
Warrants	150	-	-	150
Short-Term Investment	460,534	-	-	460,534
Total	$2,182,825	-	-	$2,182,825

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to qualify each year as a “regulated investment company” under Sub Chapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required.

OPTION WRITING:

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the

ELECTRIC CITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2009

amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund did not write any options during the year.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  To the extent that book/tax differences are permanent, they are reclassed to capital paid in or net short term capital gains in the period in which the difference arises. The reclassification had no effect on net assets.

OTHER:

Security transactions are recorded on the trade dates.  Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of applicable country’s tax rates and rules.

RECLASSIFICATIONS:

In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts.  As of August 31, 2009, the Fund recorded permanent book/tax differences of $4,831 from net investment loss to paid-in capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

NEW ACCOUNTING PRONOUNCEMENTS:

For fiscal years beginning after November 15, 2008 the Fund is required by the Derivates and Hedging Topic of the FASB Accounting Standards Codification to provide enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact of adoption this accounting topic will have on the Fund’s financial statements and related disclosures.

As required by the Fair Value Topic of the FASB Accounting Standards Codification the Fund adopted standards to evaluate the level and activity for the assets and liabilities of the Fund to ascertain that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Management has evaluated subsequent events through October 23, 2009, the date the financial statements were issued.

ELECTRIC CITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2009

3.)

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS

The Fund has entered into an investment advisory and administration agreement with Mohawk Asset Management, Inc. (the “Adviser”).  The Fund is authorized to pay the Adviser a fee equal to an annual rate of 0.95% of the average daily net assets of the Fund for investment advisory services and a fee equal to an annual rate of 1.0% of the average daily net assets of the Fund for administrative fees.  Mohawk Asset Management, Inc. has agreed to be responsible for payment of all operating expenses of the Fund except for taxes, interest, litigation expenses and any other extraordinary expenses.

As a result of the above calculation, for the year ending August 31, 2009, the Adviser earned advisory fees totaling $19,783 and administrative fees totaling $20,824 for services provided to the Fund. As of August 31, 2009, the Fund owed the Adviser $86 for advisory fees and $90 for administrative fees.

4.)  DISTRIBUTION PLANS

As noted in the Fund’s prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act.  The Fund’s plan provides that the Fund pay a servicing or Rule 12b-1 fee of .25% of the average net assets to the adviser for performing certain servicing functions for Fund’s shareholders and to cover fees paid to broker-dealers for sales and promotional services.  After January 6, 2005 the plan was authorized but not implemented.

5.)

RELATED PARTY TRANSACTIONS

A control person of Mohawk Asset Management, Inc. also serves as a director of the Fund and its chief compliance officer.  This individual receives benefits from the Adviser resulting from the advisory and administration fees paid to the Adviser of the Fund.

6.)

CAPITAL STOCK AND DISTRIBUTION

At August 31, 2009 the Company was authorized to issue 100,000,000 shares of capital stock ($.0001 par value). The Company has classified and registered for sale up to 25,000,000 shares of the Fund. Paid in capital at August 31, 2009 was $2,464,808 for the Fund.

The following is a summary of capital share transactions for the years indicated:

	For the year ended August 31, 2009		For the year ended August 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	6,103	$ 55,610	1,987	$ 30,405
Shares reinvested	19,876	177,892	-	-
Shares redeemed	(23,373)	(224,292)	(19,113)	(291,474)
Net decrease	2,606	$9,210	(17,126)	$(261,069)

7.)

INVESTMENT TRANSACTIONS

For the year ended August 31, 2009 purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,003,648 and $839,104 respectively.

ELECTRIC CITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2009

8.) TAX MATTERS

As of August 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for the Fund was as follows:

Undistributed ordinary income                                                                           $               -

Undistributed realized gain on investments                                                       $      25,888

Gross unrealized appreciation on investment securities

                $   401,376

Gross unrealized depreciation on investment securities                                    $ (705,135)

Net unrealized depreciation on investment securities

               $ (303,759)

Cost of investment securities, including ST investments

               $ 2,486,584

9.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of August 31, 2009 Ameritrade, Inc. held for the benefit of others, in aggregate, approximately 80% of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

Electric City Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Electric City Value Fund (the Fund), a series of the Electric City Funds, Inc., including the schedule of investments, as of August 31, 2009 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended.  The financial highlights for the year ended August 31, 2005 were audited by other auditors whose report dated October 25, 2005, expressed an unqualified opinion on this information. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of August 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Electric City Value Fund as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
October 23, 2009

Electric City Value Fund
Expense Illustration
August 31, 2009 (Unaudited)

Expense Example

As a shareholder of the Electric City Value Fund, you incur ongoing costs which consist of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2009 through August 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypotheticalexpenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses,which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2009	August 31, 2009	March 1,2009 to August 31,2009

Actual	$1,000.00	$1,299.26	$11.30
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.38	$9.91

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ELECTRIC CITY VALUE FUND

Directors and Officers (Unaudited)

The business and affairs of the Fund is managed under the direction of the Fund's Board of Directors. Information pertaining to the directors and officers of the Fund are set forth below. The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling toll free 1-800-453-6556.

Name,Address,Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director[2]
James W. Denney Age: 44	Interested Director[3], President, Chairman	Indefinite, Since December, 1999	President of Mohawk Asset Management, Inc., a registered investment adviser. Chairman, President and Portfolio manager of the Company since its inception in December, 1999.	1	Bertolet Capital Trust
Patrick M. DiCesare Age: 65	Independent Director	Indefinite, Since January, 2004.	Independent Consultant since January, 2004. Formerly Principal, DiCesare, Spataro & Associates, Burnt Hills, NY, a property and casualty insurance agency.	1	None
Edward A. Sorenson Age: 57	Independent Director	Indefinite, Since September, 2004.	Currently Executive Vice President, Program Risk Management, Inc and PRM Claim Services, Inc, since 2001.	1	None

1 Each director may be contacted by writing to the director, c/o Electric City Funds, 1292 Gower Road, Scotia, NY 12302.

2 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,"public companies") or other investment companies registered under the 1940 Act.

3 Mr. Denney is an officer of Mohawk Asset Management, Inc. and is considered to be an “interested person” of the Fund and “interested person” within the meaning of the Investment Company Act of 1940.

The Board of Directors received $1,000 each for a total of $2,000 in fees for the fiscal year ended August 31, 2009.

ELECTRIC CITY VALUE FUND

ADDITIONAL INFORMATION

AUGUST 31, 2009 (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies for the period ended June 30, are available without charge upon request by (1) by calling the Fund at 1-800-453-6556 or visiting our website at www.mutualss.com and on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Advisory Renewal Agreement

The Board of Directors of the Fund held a meeting on December 10, 2008 and approved an extension of the Advisory Agreement.  Some basis for the approval included, but not limited to:

•

Investment Returns

•

Nature, timing, quality & extent of services provided by the Advisor.

•

Compensation paid to the Advisor

The Board unanimously approved the Investment Advisory Agreement for an additional period of one year.

1292 Gower Road

Scotia, New York 12302

Phone (518) 370-0289

Toll Free (800) 453-6556

This report is provided for the general information of the shareholders of the Electric City Funds. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The Company has adopted a written code of ethics, sections of which apply to the Company’s President, Treasurer, and officers performing similar functions.  The provisions of these sections are reasonably designed to promote:

1.

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.

Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company;

3.

Compliance with applicable governmental laws, rules and regulations;

4.

The prompt reporting of violations of the code to an appropriate person or person identified in the code; and

5.

Accountability for adherence to the code.

The Company will provide a copy of its most recent code of ethics, upon request, to any person.  You may request a copy of the code by writing to the Company at Electric City Funds, Inc., c/o Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH  44141, or by calling the Company, toll free, at 1-800-453-6556.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, the members of which at August 31, 2004 were Mr. Patrick DeCesare (Mr. Edward A. Sorensen was elected to the Board of Directors and appointed to the audit committee during September 2004).  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit and committee are reported to the full Board.

The audit committee does not currently have a member that qualifies as a “financial expert”, as that term is defined under current SEC regulations.  The straightforward nature of the Funds’ investments and accounting requirements and the fact that transfer agency and accounting functions are performed by an unaffiliated third party and audited by an independent accounting firm, would not negatively impact the audit committee’s ability to fulfill its requirements without the presence of a ‘financial expert.”

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$ 10,000

FY 2008

$ 11,000

Nature of the fees:

Audit Consent and Fund audit

(b)

Audit-Related Fees

Registrant

FY 2009

$ 0

FY 2008

$ 0

Nature of the fees:

There were no audit related fees for fiscal years 2006 and 2007.

(c)

Tax Fees

Registrant

FY 2009

$ 1,500

FY 2008

$ 1,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2009

$ 0

FY 2008

$ 0

Nature of the fees:

No other fees were incurred during fiscal years 2008 and 2009.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee meets at least annually prior to the filing of annual financial statements, meets with the auditor for the purpose of discussing services to be provided by the auditor, to determine whether the auditor is likely to perform any non-audit services, and to determine the scope of the audit. None of these functions is delegated to management.  The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2009

$ 0

FY 2008

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  The auditor did not perform any non-audit services other than preparing tax returns.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Company has adopted internal control and disclosure procedures reasonably designed to ensure that material information relating to the Company’s financial reports, including its consolidated subsidiaries, is made known to the Company’s President, Treasurer, and officers performing similar functions, particularly during the time the reports are being made, and that such information is created, accumulated, compiled and presented accurately, honestly, and completely.

The President and Treasurer have evaluated the procedures within ninety days of this report and found them to be adequate to provide reasonable assurance that the financial statements are accurate, honest and complete.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH. Not applicable.

(a)(2)

EX-99.CERT”.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Electric City Funds, Inc.

By /s/ James W. Denney

* James W. Denney

President and Treasurer

Date November 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James W. Denney

* James W. Denney

President and Treasurer

Date November 5, 2009

* Print the name and title of each signing officer under his or her signature.